AXA Equitable Life Insurance Company

Supplement dated November 12, 2019 to Prospectus Dated May 1, 2019 for:

•	COIL Institutional SeriesSM

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes as described below.

1. On the cover page of the prospectus, immediately following the list of variable investment options, the first sentence is deleted in it’s entirety and replaced with the following:

“One of the investment options that may be available to you under your policy is the Market Stabilizer Option (“MSO”).”

2. In the section titled, “Features and benefits of your policy” under “Risk/benefit summary: Policy features, benefits and risks”, the first sentence of the second paragraph is deleted in its entirety and replaced with the following:

“You can allocate your policy’s value to variable investment options, to the guaranteed interest option or the Market Stabilizer Option® (“MSO”), if available.”

3. In the section titled, “Tables of policy charges” under “ Risk/benefit summary: Charges and expenses you will pay”, footnote 16 is deleted in its entirety and replaced with the following:

“(16) For more information about the MSO, please refer to the supplement accompanying this prospectus and the separate MSO prospectus.”

4. In the section titled, “The Integrated Term rider” under “More information about policy features and benefits”, the fourth paragraph is deleted in its entirety and replaced with the following:

“AXA Equitable may change these rules in the future. If you purchase ITR, then the total death benefit (or “benefit”) we will pay if the insured person dies is:”

5. In the Appendix titled “State policy availability and/or variations of certain features and benefits” add the following text:

State	Features and Benefits	Availability or Variation
New York	See “Features and benefits of your policy” under “Risk/benefit summary: Policy features, benefits and risks.”	The MSO is not available in New York.

AXA Equitable Life Insurance Company

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

Copyright 2019 AXA Equitable Life Insurance Company. All rights reserved.

COIL Institutional SeriesSM is issued by and a service mark of

AXA Equitable Life Insurance Company

IM-31-19 (11.19)	Cat# 160769 (11.19)
#826271